                                                                      EXHIBIT 99

                 GREENPOINT CREDIT CORP. MANUFACTURED HOUSING
                   CONTRACT TRUST PASS-THROUGH CERTIFICATES,
                                 SERIES 1998-1
                             COMPUTATION MATERIALS

Structure I

BOND PROFILE SUMMARY

----------------------------------------------------------------------------------
  Class              Original  Coupon    Avg.    CBE              1st   Last  Mod.
  Name & Type           Par       %      Life   Yield     Price   Pay   Pay   Dur.
----------------------------------------------------------------------------------
 TO CALL:
  A1  SENIOR FLT  114,000,000  FLOAT(3)  1.10    N/A     100-00  12/98  1/01  1.03
  A2  SENIOR       93,000,000   6.1500   3.10   6.188     99-28   1/01  1/03  2.73
  A3  SENIOR       71,000,000   6.2000   5.09   6.257    99-27+   1/03  1/05  4.23
  A4  SENIOR      199,974,066   7.1000  10.54   7.169    99-31+   1/05 11/12  7.05
  A1A SENIOR FLT  249,748,815  FLOAT(3)  5.39    N/A     100-00  12/98 11/12  4.13
--------------------------------
 TO MATURITY:
  A1  SENIOR FLT  114,000,000  FLOAT(3)  1.10    N/A     100-00  12/98  1/01  1.03
  A2  SENIOR       93,000,000   6.1500   3.10   6.188     99-28   1/01  1/03  2.73
  A3  SENIOR       71,000,000   6.2000   5.09   6.257    99-27+   1/03  1/05  4.23
  A4  SENIOR      199,974,066   7.1000  11.72   7.171    99-31+   1/05  9/28  7.38
  A1A SENIOR FLT  249,748,815  FLOAT(3)  5.70    N/A     100-00  12/98  5/28  4.25
----------------------------------------------------------------------------------

Note:

(1) Data assumes a prepayment speed of 200% MHP for the Group I Contracts and 250% MHP for the Group II Contracts.

(2) Coupon and price are assumed for computational materials.

(3) A1 and A1A coupon based on 1 month LIBOR.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]

BOND PROFILE SUMMARY

-----------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:       0       150       175       200       250       275
Group II Contracts:       0       250       250       250       250       250
-----------------------------------------------------------------------------

A1 SENIOR FLOATER
Price: 100-00      Coupon: FLOATER                Original Par:   114,000,000
-----------------------------------------------------------------------------
TO CALL:
Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
Average Life:          5.90      1.38      1.22      1.10      0.92      0.84
Duration:              4.72      1.28      1.14      1.03      0.86      0.80
First Prin Pay:       12/98     12/98     12/98     12/98     12/98     12/98
Last Prin Pay:         5/09      8/01      4/01      1/01      9/00      7/00
-----------------------------------------------------------------------------

A2 SENIOR
Price: 99-28       Coupon: 6.1500                 Original Par:    93,000,000
-----------------------------------------------------------------------------
TO CALL:
Bond Yield:            6.22      6.20      6.19      6.19      6.18      6.18
Average Life:         13.12      3.92      3.47      3.10      2.57      2.37
Duration:              8.71      3.37      3.02      2.73      2.30      2.13
First Prin Pay:        5/09      8/01      4/01      1/01      9/00      7/00
Last Prin Pay:         8/14      2/04      7/03      1/03      5/02      1/02
-----------------------------------------------------------------------------

A3 SENIOR
Price: 99-27+      Coupon: 6.2000                 Original Par:    71,000,000
-----------------------------------------------------------------------------
TO CALL:
Bond Yield:            6.27      6.26      6.26      6.26      6.25      6.25
Average Life:         17.51      6.41      5.68      5.09      4.20      3.86
Duration:             10.36      5.12      4.64      4.23      3.58      3.33
First Prin Pay:        8/14      2/04      7/03      1/03      5/02      1/02
Last Prin Pay:         1/18      8/06      9/05      1/05     12/03      7/03
-----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]

BOND PROFILE SUMMARY

-----------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:       0       150       175       200       250       275
Group II Contracts:       0       250       250       250       250       250
-----------------------------------------------------------------------------

A4 SENIOR
Price: 99-31+      Coupon: 7.1000                 Original Par:   199,974,066
-----------------------------------------------------------------------------
TO CALL:
Bond Yield:            7.18      7.17      7.17      7.17      7.16      7.16
Average Life:         24.03     12.67     11.50     10.54      8.98      8.36
Duration:             11.13      7.96      7.48      7.05      6.30      5.97
First Prin Pay:        1/18      8/06      9/05      1/05     12/03      7/03
Last Prin Pay:         4/25     12/14     10/13     11/12      5/11     10/10
---------------------------
TO MATURITY:
Bond Yield:            7.18      7.17      7.17      7.17      7.17      7.16
Average Life:         24.63     14.06     12.81     11.72      9.92      9.18
Duration:             11.21      8.30      7.82      7.38      6.60      6.25
First Prin Pay:        1/18      8/06      9/05      1/05     12/03      7/03
Last Prin Pay:         9/28      9/28      9/28      9/28      9/28      9/28
-----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]

Percent of Principal Outstanding of Class A-1
------------------------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:            0         150         175         200         250       275
Group II Contracts:            0         250         250         250         250       250

Distribution Date:
------------------------------------------------------------------------------------------

Initial Percent              100         100         100         100         100       100
November 15, 1999             94          65          60          55          46        41
November 15, 2000             87          26          17           7           0         0
November 15, 2001             80           0           0           0           0         0
November 15, 2002             72           0           0           0           0         0
November 15, 2003             63           0           0           0           0         0
November 15, 2004             53           0           0           0           0         0
November 15, 2005             41           0           0           0           0         0
November 15, 2006             29           0           0           0           0         0
November 15, 2007             17           0           0           0           0         0
November 15, 2008              5           0           0           0           0         0
November 15, 2009              0           0           0           0           0         0
November 15, 2010              0           0           0           0           0         0
November 15, 2011              0           0           0           0           0         0
November 15, 2012              0           0           0           0           0         0
November 15, 2013              0           0           0           0           0         0
November 15, 2014              0           0           0           0           0         0
November 15, 2015              0           0           0           0           0         0
November 15, 2016              0           0           0           0           0         0
November 15, 2017              0           0           0           0           0         0
November 15, 2018              0           0           0           0           0         0
November 15, 2019              0           0           0           0           0         0
November 15, 2020              0           0           0           0           0         0
November 15, 2021              0           0           0           0           0         0
November 15, 2022              0           0           0           0           0         0
November 15, 2023              0           0           0           0           0         0
November 15, 2024              0           0           0           0           0         0
November 15, 2025              0           0           0           0           0         0
November 15, 2026              0           0           0           0           0         0
November 15, 2027              0           0           0           0           0         0
November 15, 2028              0           0           0           0           0         0

Avg Life In Years:           5.9         1.4         1.2         1.1         0.9       0.8
------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]

Percent of Principal Outstanding of Class A-2
------------------------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:            0         150         175         200         250       275
Group II Contracts:            0         250         250         250         250       250

Distribution Date:
------------------------------------------------------------------------------------------

Initial Percent              100         100         100         100         100       100
November 15, 1999            100         100         100         100         100       100
November 15, 2000            100         100         100         100          86        74
November 15, 2001            100          87          70          54          23         8
November 15, 2002            100          46          26           6           0         0
November 15, 2003            100           8           0           0           0         0
November 15, 2004            100           0           0           0           0         0
November 15, 2005            100           0           0           0           0         0
November 15, 2006            100           0           0           0           0         0
November 15, 2007            100           0           0           0           0         0
November 15, 2008            100           0           0           0           0         0
November 15, 2009             91           0           0           0           0         0
November 15, 2010             73           0           0           0           0         0
November 15, 2011             54           0           0           0           0         0
November 15, 2012             32           0           0           0           0         0
November 15, 2013             12           0           0           0           0         0
November 15, 2014              0           0           0           0           0         0
November 15, 2015              0           0           0           0           0         0
November 15, 2016              0           0           0           0           0         0
November 15, 2017              0           0           0           0           0         0
November 15, 2018              0           0           0           0           0         0
November 15, 2019              0           0           0           0           0         0
November 15, 2020              0           0           0           0           0         0
November 15, 2021              0           0           0           0           0         0
November 15, 2022              0           0           0           0           0         0
November 15, 2023              0           0           0           0           0         0
November 15, 2024              0           0           0           0           0         0
November 15, 2025              0           0           0           0           0         0
November 15, 2026              0           0           0           0           0         0
November 15, 2027              0           0           0           0           0         0
November 15, 2028              0           0           0           0           0         0

Avg Life In Years:          13.1         3.9         3.5         3.1         2.6       2.4
------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]


Percent of Principal Outstanding of Class A-3
------------------------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:            0         150         175         200         250       275
Group II Contracts:            0         250         250         250         250       250

Distribution Date:
------------------------------------------------------------------------------------------

Initial Percent              100         100         100         100         100       100
November 15, 1999            100         100         100         100         100       100
November 15, 2000            100         100         100         100         100       100
November 15, 2001            100         100         100         100         100       100
November 15, 2002            100         100         100         100          61        40
November 15, 2003            100         100          81          54           3         0
November 15, 2004            100          66          35           6           0         0
November 15, 2005            100          25           0           0           0         0
November 15, 2006            100           0           0           0           0         0
November 15, 2007            100           0           0           0           0         0
November 15, 2008            100           0           0           0           0         0
November 15, 2009            100           0           0           0           0         0
November 15, 2010            100           0           0           0           0         0
November 15, 2011            100           0           0           0           0         0
November 15, 2012            100           0           0           0           0         0
November 15, 2013            100           0           0           0           0         0
November 15, 2014             92           0           0           0           0         0
November 15, 2015             66           0           0           0           0         0
November 15, 2016             37           0           0           0           0         0
November 15, 2017              5           0           0           0           0         0
November 15, 2018              0           0           0           0           0         0
November 15, 2019              0           0           0           0           0         0
November 15, 2020              0           0           0           0           0         0
November 15, 2021              0           0           0           0           0         0
November 15, 2022              0           0           0           0           0         0
November 15, 2023              0           0           0           0           0         0
November 15, 2024              0           0           0           0           0         0
November 15, 2025              0           0           0           0           0         0
November 15, 2026              0           0           0           0           0         0
November 15, 2027              0           0           0           0           0         0
November 15, 2028              0           0           0           0           0         0

Avg Life In Years:          17.5         6.4         5.7         5.1         4.2       3.9
------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]


Percent of Principal Outstanding of Class A-4
------------------------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:            0         150         175         200         250       275
Group II Contracts:            0         250         250         250         250       250

Distribution Date:
------------------------------------------------------------------------------------------

Initial Percent              100         100         100         100         100       100
November 15, 1999            100         100         100         100         100       100
November 15, 2000            100         100         100         100         100       100
November 15, 2001            100         100         100         100         100       100
November 15, 2002            100         100         100         100         100       100
November 15, 2003            100         100         100         100         100        93
November 15, 2004            100         100         100         100          84        76
November 15, 2005            100         100          98          87          69        61
November 15, 2006            100          96          84          74          57        49
November 15, 2007            100          84          73          63          47        40
November 15, 2008            100          74          63          53          38        32
November 15, 2009            100          65          54          45          31        26
November 15, 2010            100          56          46          38          25        20
November 15, 2011            100          48          39          32          20        16
November 15, 2012            100          41          33          26          16        13
November 15, 2013            100          35          28          22          13        10
November 15, 2014            100          30          23          18          10         8
November 15, 2015            100          25          19          15           8         6
November 15, 2016            100          21          16          12           6         5
November 15, 2017            100          17          13           9           5         3
November 15, 2018             91          14          10           7           4         3
November 15, 2019             84          12           8           6           3         2
November 15, 2020             75          10           7           5           2         2
November 15, 2021             66           8           5           4           2         1
November 15, 2022             57           6           4           3           1         1
November 15, 2023             47           5           3           2           1         1
November 15, 2024             38           3           2           1           1         0
November 15, 2025             29           2           1           1           0         0
November 15, 2026             19           1           1           1           0         0
November 15, 2027              8           1           0           0           0         0
November 15, 2028              0           0           0           0           0         0

Avg Life In Years:          24.6        14.1        12.8        11.7         9.9       9.2
------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]


BOND PROFILE SUMMARY
-----------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:       0       200       200       200       200       200
Group II Contracts:       0       150       200       250       275       300
-----------------------------------------------------------------------------


A1A SENIOR FLOATER
Price: 100-00      Coupon: FLOATER                Original Par:   249,748,815
-----------------------------------------------------------------------------
TO CALL:
Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
Average Life:         17.92      7.68      6.35      5.39      5.00      4.66
Duration:             10.21      5.50      4.72      4.13      3.88      3.66
First Prin Pay:       12/98     12/98     12/98     12/98     12/98     12/98
Last Prin Pay:         4/25     12/14      9/13     11/12      7/12      4/12

---------------------------
TO MATURITY:
Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
Average Life:         17.93      8.33      6.82      5.70      5.25      4.86
Duration:             10.21      5.71      4.89      4.25      3.98      3.74
First Prin Pay:       12/98     12/98     12/98     12/98     12/98     12/98
Last Prin Pay:         5/28      5/28      5/28      5/28      5/28      5/28
-----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]


Percent of Principal Outstanding of Class A-1A
------------------------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:            0         200         200         200         200       200
Group II Contracts:            0         150         200         250         275       300

Distribution Date:
------------------------------------------------------------------------------------------

Initial Percent              100         100         100         100         100       100
November 15, 1999             99          92          90          87          86        85
November 15, 2000             98          83          78          74          72        70
November 15, 2001             97          75          68          62          59        56
November 15, 2002             95          67          59          52          49        46
November 15, 2003             94          60          51          44          40        37
November 15, 2004             92          54          44          36          33        30
November 15, 2005             91          48          38          30          27        24
November 15, 2006             89          43          33          25          22        19
November 15, 2007             87          38          28          21          18        15
November 15, 2008             85          34          24          17          15        12
November 15, 2009             82          30          21          14          12        10
November 15, 2010             80          26          18          12          10         8
November 15, 2011             77          23          15          10           8         6
November 15, 2012             74          20          13           8           6         5
November 15, 2013             70          17          11           6           5         4
November 15, 2014             66          15           9           5           4         3
November 15, 2015             62          13           7           4           3         2
November 15, 2016             58          11           6           3           2         2
November 15, 2017             53           9           5           3           2         1
November 15, 2018             48           7           4           2           1         1
November 15, 2019             42           6           3           1           1         1
November 15, 2020             36           5           2           1           1         0
November 15, 2021             29           3           2           1           0         0
November 15, 2022             21           2           1           0           0         0
November 15, 2023             13           1           1           0           0         0
November 15, 2024              5           0           0           0           0         0
November 15, 2025              0           0           0           0           0         0
November 15, 2026              0           0           0           0           0         0
November 15, 2027              0           0           0           0           0         0
November 15, 2028              0           0           0           0           0         0

Avg Life In Years:          17.9         8.3         6.8         5.7         5.3       4.9
------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]

Structure II - Pass Through AAA Fixed Tranche

BOND PROFILE SUMMARY

-------------------------------------------------------------------------------------
  Class               Original  Coupon    Avg.   CBE              1st   Last     Mod.
  Name & Type             Par      %      Life  Yield    Price    Pay    Pay     Dur.
-------------------------------------------------------------------------------------
 TO CALL:
  A1  SENIOR       477,974,066   6.6500   6.03   6.716   99-27+   12/98  11/12   4.41
  A1A SENIOR FLT   249,748,815  FLOAT(3)  5.39    N/A    100-00   12/98  11/12   4.13
---------------------------------
 TO MATURITY:
  A1  SENIOR       477,974,066   6.6500   6.52   6.717   99-27+   12/98   9/28   4.56
  A1A SENIOR FLT   249,748,815  FLOAT(3)  5.70    N/A    100-00   12/98   5/28   4.25
-------------------------------------------------------------------------------------

Note:

(1) Data assumes a prepayment speed of 200% MHP for the Group I Contracts and 250% MHP for the Group II Contracts.

(2) Coupon and price are assumed for computational materials.

(3) A1A coupon based on 1 month LIBOR.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]

BOND PROFILE SUMMARY

-----------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:       0       150       175       200       250       275
Group II Contracts:       0       250       250       250       250       250
-----------------------------------------------------------------------------

A1 SENIOR
Price: 99-27+      Coupon: 6.6500                 Original Par:   477,974,066
-----------------------------------------------------------------------------
TO CALL:
Bond Yield:            6.73      6.72      6.72      6.72      6.71      6.71
Average Life:         16.61      7.34      6.62      6.03      5.10      4.73
Duration:              9.07      5.12      4.74      4.41      3.87      3.64
First Prin Pay:       12/98     12/98     12/98     12/98     12/98     12/98
Last Prin Pay:         4/25     12/14     10/13     11/12      5/11     10/10
-------------------------------------
TO MATURITY:
Bond Yield:            6.73      6.72      6.72      6.72      6.71      6.71
Average Life:         16.87      7.93      7.17      6.52      5.49      5.08
Duration:              9.11      5.27      4.89      4.56      4.00      3.76
First Prin Pay:       12/98     12/98     12/98     12/98     12/98     12/98
Last Prin Pay:         9/28      9/28      9/28      9/28      9/28      9/28
-----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]


Percent of Principal Outstanding of Class A-1
-----------------------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:            0         150         175         200         250      275
Group II Contracts:            0         250         250         250         250      250

Distribution Date:
-----------------------------------------------------------------------------------------

Initial Percent              100         100         100         100         100      100
November 15, 1999             99          92          91          89          87       86
November 15, 2000             97          82          80          78          73       71
November 15, 2001             95          74          70          67          61       58
November 15, 2002             93          66          62          58          51       48
November 15, 2003             91          58          54          50          42       39
November 15, 2004             89          52          47          43          35       32
November 15, 2005             86          46          41          36          29       26
November 15, 2006             83          40          35          31          24       21
November 15, 2007             80          35          30          26          19       17
November 15, 2008             77          31          26          22          16       13
November 15, 2009             74          27          23          19          13       11
November 15, 2010             71          23          19          16          11        9
November 15, 2011             67          20          16          13           8        7
November 15, 2012             63          17          14          11           7        5
November 15, 2013             59          15          12           9           5        4
November 15, 2014             56          13          10           7           4        3
November 15, 2015             52          11           8           6           3        3
November 15, 2016             47           9           7           5           3        2
November 15, 2017             43           7           5           4           2        1
November 15, 2018             38           6           4           3           2        1
November 15, 2019             35           5           4           2           1        1
November 15, 2020             32           4           3           2           1        1
November 15, 2021             28           3           2           2           1        0
November 15, 2022             24           3           2           1           1        0
November 15, 2023             20           2           1           1           0        0
November 15, 2024             16           1           1           1           0        0
November 15, 2025             12           1           1           0           0        0
November 15, 2026              8           1           0           0           0        0
November 15, 2027              3           0           0           0           0        0
November 15, 2028              0           0           0           0           0        0

Avg Life In Years:          16.9         7.9         7.2         6.5         5.5      5.1
-----------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]

BOND PROFILE SUMMARY

-----------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:       0       200       200       200       200       200
Group II Contracts:       0       150       200       250       275       300
-----------------------------------------------------------------------------

A1A SENIOR FLOATER
Price: 100-00      Coupon: FLOATER                Original Par:   249,748,815
-----------------------------------------------------------------------------
TO CALL:
Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
Average Life:         17.92      7.68      6.35      5.39      5.00      4.66
Duration:             10.21      5.50      4.72      4.13      3.88      3.66
First Prin Pay:       12/98     12/98     12/98     12/98     12/98     12/98
Last Prin Pay:         4/25     12/14      9/13     11/12      7/12      4/12
---------------------------
TO MATURITY:
Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
Average Life:         17.93      8.33      6.82      5.70      5.25      4.86
Duration:             10.21      5.71      4.89      4.25      3.98      3.74
First Prin Pay:       12/98     12/98     12/98     12/98     12/98     12/98
Last Prin Pay:         5/28      5/28      5/28      5/28      5/28      5/28
-----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]


Percent of Principal Outstanding of Class A-1A
----------------------------------------------------------------------------------------
Percent of MHP:
Group I  Contracts:            0         200         200         200         200     200
Group II Contracts:            0         150         200         250         275     300

Distribution Date:
----------------------------------------------------------------------------------------

Initial Percent              100         100         100         100         100     100
November 15, 1999             99          92          90          87          86      85
November 15, 2000             98          83          78          74          72      70
November 15, 2001             97          75          68          62          59      56
November 15, 2002             95          67          59          52          49      46
November 15, 2003             94          60          51          44          40      37
November 15, 2004             92          54          44          36          33      30
November 15, 2005             91          48          38          30          27      24
November 15, 2006             89          43          33          25          22      19
November 15, 2007             87          38          28          21          18      15
November 15, 2008             85          34          24          17          15      12
November 15, 2009             82          30          21          14          12      10
November 15, 2010             80          26          18          12          10       8
November 15, 2011             77          23          15          10           8       6
November 15, 2012             74          20          13           8           6       5
November 15, 2013             70          17          11           6           5       4
November 15, 2014             66          15           9           5           4       3
November 15, 2015             62          13           7           4           3       2
November 15, 2016             58          11           6           3           2       2
November 15, 2017             53           9           5           3           2       1
November 15, 2018             48           7           4           2           1       1
November 15, 2019             42           6           3           1           1       1
November 15, 2020             36           5           2           1           1       0
November 15, 2021             29           3           2           1           0       0
November 15, 2022             21           2           1           0           0       0
November 15, 2023             13           1           1           0           0       0
November 15, 2024              5           0           0           0           0       0
November 15, 2025              0           0           0           0           0       0
November 15, 2026              0           0           0           0           0       0
November 15, 2027              0           0           0           0           0       0
November 15, 2028              0           0           0           0           0       0

Avg Life In Years:          17.9         8.3         6.8         5.7         5.3     4.9
----------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws if such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE / FIRST BOSTON]